HOLLYFRONTIER CORPORATION 2015 Analyst Day September 2015

WELCOME Julia Heidenreich – Vice President, Investor Relations

HollyFrontier Corporation (NYSE: HFC) Statements made during the course of this presentation that are not historical facts are “forward looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out construction projects, HollyFrontier's ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 3 HollyFrontier Corporation Disclosure Statement HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation

# OUR MISSION



**OUR MISSION IS** to be the premier U.S. petroleum refining, pipeline and terminal company as measured by superior financial performance and sustainable, profitable growth.

**WE SEEK TO ACCOMPLISH THIS BY**

- Operating in a safe, reliable and environmentally responsible manner,
- Efficiently operating our existing assets,
- Offering our customers superior products and services, and
- Growing both organically and through strategic acquisitions.

We strive to outperform our competition through the quality and development of our employees and assets. We endeavor to maintain an inclusive and stimulating work environment that enables each employee to fully contribute to and participate in our Company's success.

# OUR VALUES



## HEALTH & SAFETY — WE PUT HEALTH AND SAFETY FIRST

We conduct our business with primary emphasis on the health and safety of our employees, contractors and neighboring communities. We continuously strive to raise the bar, guided by our health and safety performance standards.

## ENVIRONMENTAL STEWARDSHIP — WE CARE ABOUT THE ENVIRONMENT

We are committed to minimizing environmental impacts by reducing wastes, emissions and other releases. We understand that it is a privilege to conduct our business in the communities where we operate.

## CORPORATE CITIZENSHIP — WE OBEY THE LAW

We are committed to promoting sustainable social and economic benefits wherever we operate.

## HONESTY & RESPECT — WE TELL THE TRUTH & RESPECT OTHERS

We uphold high standards of business ethics and integrity, enforce strict principles of corporate governance and support transparency in our operations. One of our greatest assets is our reputation for behaving ethically in the interests of employees, shareholders, customers, business partners and the communities in which we operate and serve.

## CONTINUOUS IMPROVEMENT — WE CONTINUALLY IMPROVE

Innovation and high-performance are our way of life. Our culture creates a fulfilling environment which enables employees to reach their potential. We believe in creating our own destiny and that a constructive attitude toward change is essential.

HollyFrontier Corporation (NYSE: HFC) | HollyFrontier Corporation: 2015 Analyst Day | Thursday, September 3, 2015 | 4

# Agenda

HollyFrontier Corporation

| | |
|---|---|
| **Opening Remarks** | Mike Jennings, Chief Executive Officer |
| **Refinery Operations** | Jim Stump, Senior Vice President, Refining |
| **Refinery Operations Panel** | • Michael McKee, Vice President, Refining Operations<br>• Tom Shetina, Vice President, Refining Integrity |
| **Optimization** | George Damiris, Chief Operating Officer |
| **Optimization Panel** | • Tom Creery, Vice President, Crude Supply<br>• Mark Plake, Vice President, Marketing<br>• Pat Gribbin, Vice President, Specialty Products<br>• Fred Dunbar, Senior Manager, Heavy Products<br>• Kent Bradbury, Vice President, Refinery Planning |
| **Capital Investments** | George Damiris, Chief Operating Officer |
| **Capital Investments Panel** | • Mike Wright, Vice President, Refinery Manager, Woods Cross<br>• Tom Creery, Vice President, Crude Supply<br>• Paige Kester, Vice President, Corporate Development<br>• Ken Jinkerson, Senior Director, Process Engineering & Design |
| **Break** | |
| **Holly Energy Partners** | Bruce Shaw, President, Holly Energy Partners |
| **Financial Roll Up** | Doug Aron, Chief Financial Officer |
| **Q&A** | |

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 5

OPENING REMARKS Mike Jennings – Chief Executive Officer

HollyFrontier Corporation (NYSE: HFC) Focused manufacturer of transportation fuels and specialty products serving markets with strong and growing demand Industry leading long-term shareholder returns Differentiated business generates exceptional long-term returns on invested capital 7 HollyFrontier Corporation POSITIONED FOR SUCCESS AND VALUE CREATION Disciplined track record in business acquisitions and investments in capacity growth Early adopter and continuing builder of synergistic MLP affiliate, Holly Energy Partners Shareholder-oriented capital allocation strategy HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

# Unique Geographic Footprint Provides Distinct Competitive Advantage

HOLLYFRONTIER CORPORATION

- Pure play inland refining company with 443,000 barrels per day of crude capacity
  - Proximity to North American crude production and attractive niche product markets

**Collaboration with HEP provides strategic growth opportunities in logistics**



EDMONTON
HARDISTY
CANADIAN CRUDE SUPPLY
SPOKANE
PADD V
PADD IV
PADD II
PADD III
PADD I
MINNEAPOLIS
MOUNTAIN HOME
GUERNSEY
CASPER
CHEYENNE, WY
52,000 bpd capacity
8.9 Nelson complexity
SIDNEY
DES MOINES
WOODS CROSS, UT
31,000 bpd capacity
12.5 Nelson complexity
SALT LAKE CITY
SAN FRANCISCO
UNEV Pipeline
CEDAR CITY
EL DORADO, KS
135,000 bpd capacity
12.5 Nelson complexity
WICHITA
LAS VEGAS
BLOOMFIELD
CUSHING
TULSA, OK
125,000 bpd capacity
14.0 Nelson complexity
LOS ANGELES
MORIARTY
DUNCAN
ARTESIA, NM
100,000 bpd capacity
11.8 Nelson complexity
ALBUQUERQUE
WICHITA FALLS
PHOENIX
TUCSON
EL PASO
ORLA
ALON REFINERY
ABILENE
HOUSTON
HFC Refineries/ HEP Truck Racks
HEP Terminals
HFC Terminals
Third Party Terminals
Pipelines:
HFC/HEP
Third Party
Crude Hub

**About the HollyFrontier Companies**

- 443,000 BPD Refining Capacity
- 12.2 Nelson Complexity
- Approximately 3,000 Pipeline miles
  - 75% UNEV ownership
  - 25% SLC Pipeline ownership
  - 50% Frontier Pipeline ownership
- 13 million barrels of crude & product storage
- 7 Loading Racks and 10 Terminals

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 8

HollyFrontier Corporation (NYSE: HFC) 9 The Foundation Live our values at work each day HEALTH & SAFETY ENVIRONMENTAL STEWARDSHIP CORPORATE CITIZENSHIP HONESTY & RESPECT CONTINUOUS IMPROVEMENT Build sustainable competitive advantage through our investments and our operations Attract, retain and develop the best people in the business Create an attractive financial return for our owners HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 10 Differentiated Financial Performance 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% HFC MPC WNR PSX DK TSO VLO PBF ALJA vg A nnu al R et u rn on C ap it al E m p lo ye d 5-Year Average ROCE Five year average ROCE represents the average of ROCE’s for the years 2010-2014. ROCE calculated as net income divided by the sum of total debt (excluding MLP debt) and total equity. For HFC, legacy HOC/FTO earnings, debt & equity were combined for five year calculations. 2014 Net Income excludes lower of cost or market impacts for HFC, TSO, WNR and DK. Five year average Net Income per barrel represents the average NI/BBL for the years 2010-2014. Net Income per barrel is calculated as net income divided by total barrels of crude capacity. For HFC, legacy HOC/FTO Net Income was combined for five year calculations. 2014 Net Income excludes lower of cost or market impacts for HFC, TSO, WNR and DK. $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 HFC WNR MPC PSX DK VLO TSO PBF ALJ A ve ra ge N e t In co m e /B B L 5-Year Average Net Income Per Barrel HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 11 Differentiated Financial Performance Notes: Equally weighted average returns are used for indexes as follows: Majors = BP, CVX and XOM. Midstream = PAA, MMP and EPD. OFS = SLB, BHI and HAL. 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% HFC TSO VLO Midstream Majors OFS S&P 500 Compound A vg A nnu al R et u rn 15-Year Shareholder Returns 15-Year Compound Avg S/H Return 36.4% 15-Year Avg ROCE (After-Tax) 22.5% Estimated WACC 10 – 15% 15-Year Market Cap Increase $9.4 B / 3209% HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 HollyFrontier

HollyFrontier Corporation (NYSE: HFC) 12 Our Business Plan: Summary Impact GROW HFC SHARE PRICE BY 91% IN A MARKET NEUTRAL ENVIRONMENT WITHIN THREE YEARS, BY: Running our refineries at the 75th percentile in Operational Availability Creating sustainable growth in gross margin and free cash generation through Opportunity Capital Investment and Commercial Optimization Working within a cost structure that is median or better versus relevant peers Improving the use of our Balance Sheet and MLP to create value through capital structure Growing outside the fence opportunistically and based on proven ability to improve existing portfolio assets HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 13 Our Business Plan Annual EBITDA in $ MM’s Capitalized Value in $’s per sh¹ Refining Operations $ 245 MM $9.30 Reliability $ 90 MM Cost $105 MM Turnaround $ 50 MM Optimization $ 90 MM $3.42 Capital Investment $ 365 MM $7.35 Large Capital $ 165 MM Opportunity Investments $ 200 MM Balance Sheet Management $10.04 MLP Value Growth $4.57 Total $700 MM $34.68 A fundamentals-focused growth plan that addresses the following opportunities: HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 1) 5.25x EV/EBITDA multiple and 138.3 MM shares outstanding used to calculate value per share of EBITDA improvements. HEP per share improvement based on expected GP cashflow growth from projected dropdowns and future LP value based on projected distribution growth.

REFINERY OPERATIONS Jim Stump – Senior Vice President, Refining

# Refinery Operations

HOLLYFRONTIER CORPORATION

## Annual EBITDA opportunity of $245 MM

| | EBITDA |
|---|---|
| Refinery Reliability | $90 MM |
| Cost Reduction | $105 MM |
| Turnaround Execution | $50 MM |

### IMPROVED RELIABILITY AND REDUCTION IN LOST OPPORTUNITY

- Achieve first quartile operational reliability
- Incur less than 4% lost opportunity of gross margin – 1 quartile improvement

### REDUCTION IN CONTROLLABLE OPERATING EXPENSES

- 15%+ reduction in fixed operating expenses from 2014 levels
- Achieve $5.50 per throughput barrel

### IMPROVE TURNAROUND EXECUTION

- Complete on time
- Complete on budget
- Execute procurement excellence initiative

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 15

HollyFrontier Corporation (NYSE: HFC) Safe Production Safe production is our goal 16 SET RECORD PRODUCTION TARGETS WHILE ACHIEVING EXCEPTIONAL EH&S PERFORMANCE Ownership and Accountability Aligned and engaged refinery and corporate organizations focusing on driving our culture of safe production Structured Process We have worked hard to develop HollyFrontier EH&S best practices Working towards implementing a Management System Actively audit progress 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 2012 2013 2014 2015YTD To tal R e co rd ab le In ci d e n t R at e ¹ Employee Personal Safety OSHA 300 Recordable Incident Rate 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 2012 2013 2014 2015YTD Ti e r 1 In ci d e n t R at e ² Process Safety Tier 1 Process Safety Incident Rate 1) Total Recordable Incident Rate is the number of recordable injuries for every 200,000 man hours worked 2) Tier 1 Incident Rate is the number of Tier 1 Process Safety Incidents for every 200,000 man hours worked HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 17 Refinery Operations: Reliability * Based on consensus 2016 HFC and HEP EBITDA forecast adjusted for HFC budget refinery opex Annual EBITDA opportunity of $90 MM* Improved reliability and reduction in lost opportunity Target first quartile operational reliability Target less than 4% lost opportunity of gross margin YTD 2015, achieving less than 4% lost profit opportunity (LPO) and continue to improve availability IMPROVED OPERATIONAL AVAILABILITY DRIVES REDUCTION IN LOST OPPORTUNITY 0% 2% 4% 6% 8% 10% 12% 14% $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 Annualized Target LP O ( % o f G M ) LP O ($ M M ) Historical Lost Opportunity Lost Opportunity % Gross Margin 100.0 99.9 100.3 100.4 99.5 100.0 100.5 101.0 2012 2013 2014 JuneYTD O p e ratio n al A va ila b ili ty HFC Operational Availability HFC Total 1st Qtile US Median HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 18 Refinery Operations: Operating Cost Annual EBITDA opportunity of $105 MM $5.95 $6.16 $5.21 $5.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 2013 2014 YTD 2015 Target $/ th ro u gh p u t B B L Operating Expense per Throughput Barrel $105 MM cost reduction, a 15% reduction in fixed operating expenses from 2014 levels 10% increase in throughput volumes vs 2014 levels Target $5.50 OPEX per throughput barrel Fixed Opex Fixed Opex Variable Opex Variable Opex $- $200 $400 $600 $800 $1,000 2014 Opex Target Opex $ M ill io n s Cash Refinery Operating Expenses HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) Refinery Operations: Turnaround Execution Annual EBITDA opportunity of $50 MM Historical $50 MM annual lost profit opportunity associated with turnarounds $20 MM annual average turnaround cost overruns $30 MM annual lost profit opportunity (LPO) from extended duration Expect additional contribution from procurement excellence initiative 19 $0 $50 $100 $150 $200 $250 2012 2013 2014 2015 2016 $ M M Major Turnarounds (2012-2016) Cost Budget Cost Overrun Schedule Overrun, LPO HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

REFINERY OPERATIONS PANEL Jim Stump – Senior Vice President, Refining Michael McKee – Vice President, Refining Operations Tom Shetina – Vice President, Refining Integrity

# Refinery Operations: Reliability – Processes
## Increasing Opportunity Capture

**Annual EBITDA opportunity of $90 MM**

**Controllable Lost Opportunity by Category**
**% of Total (2012-Q2 2015)**



Turnaround
4%
Heaters
11%
Rotating
Equipment
13%
Inst & Elect
8%
Operating
Practices
22%
Stationary
Equipment
42%

- Lost profit opportunity (LPO) is defined as any lost margin due to deviation from the optimized monthly operating plan
- LPO events are captured, analyzed for cause, and addressed through improvements in people, processes and equipment

### Stationary Equipment
- Enhanced inspection programs (Risk Based Inspection)

### Operating Practices
- Utilized industry association experts to benchmark vs. "industry best"
- Enhancing procedures, training and monitoring tools

### Rotating Equipment
- Continuously improving maintenance programs
- Upgrading design of equipment and components

### Heaters
- Upgrading heaters for improved reliability and efficiency
- Enhancing maintenance activities and operator training

### Instrument & Electrical
- Upgrading critical safety systems and enhancing maintenance programs

**IMPROVE DESIGN, OPERATING AND MAINTENANCE PROCESSES TO MINIMIZE LOST OPPORTUNITY**

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 21

# Refinery Operations: Reliability – People
## Corporate Organization

HollyFrontier Corporation


VP, Refining Integrity
Started 2011
Stationary Equipment
Started September 2013
Rotating Equipment
Started August 2014
Maintenance & T/A (plus Electrical)
Started March 2015
Operating Practices
Started December 2013
Started July 2015
Equipment Inspection
Started January 2015
Fired Heaters & Boilers
Started June 2014
Instrumentation & Controls
Pending

- Technical experts providing oversight and direction to refinery teams
- 35 years of average experience per person with major integrated and independent refiners
- Driving consistent application of "best practice" reliability work processes and practices
- Each refinery has similar organizational structure to provide reliability leadership

**DEDICATING RESOURCES TO ACHIEVE OPERATIONAL EXCELLENCE**

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 22

# Refinery Operations: Expense Management

HOLLYFRONTIER CORPORATION

## Annual EBITDA opportunity of $105 MM

### Ownership and Accountability

- Incorporated expense management in bonus plan

### Structured Process

- Developed more rigorous budgeting process against established goals
- Structured monthly reporting, cost control processes and executive review
- Implementing BPS, an SAP tool, to drive cost center ownership and accountability to every cost center owner



Navajo Operating Expense Improvement
Opex per throughput barrel
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$5.89
$5.26
$4.77
2013
2014
YTD 2015



27%
21%
19%
8%
8%
8%
5%
4%

### Expense Categories

- Employees - studies to optimize staffing/benfits reconcilliation
- Energy - energy coordinators, capital projects, aggressive electrical price management
- Maintenance - better reliability, planning & scheduling initiatives, Tulsa catch up slowing
- Other Contractors - rationalize non-maintenance contractors
- Rentals / HEP Tanks - replace rentals with owned equipment
- Chemical / Catalyst - consolidated purchasing intiative
- Taxes / Insurance - aggressive property tax & insurance market mangement
- Other - reduced water consumption

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 23

# Refinery Operations: Turnaround Execution

HOLLYFRONTIER CORPORATION

## Annual EBITDA opportunity of $50 MM

### Complete planned turnarounds on time and on budget

With help from AP Networks and led by HFC's new corporate turnaround lead:

- **Improve Turnaround Scope Development:**
  - HFC's new risk based inspection process is improving input to work scope
  - Work scope is risk ranked based on HFC's new risk matrix policy
  - Goal is fewer "discovery" items that tend to drive cost overruns and schedule delays
- **Improve Turnaround Planning**
  - Implemented HFC standard for turnaround planning processes
  - AP Networks Navitrak® system implemented to track progress and accountability
- **Improve Turnaround Execution**
  - Working towards formal turnaround contract alliances
  - Better integrating major capital projects with planning
- **Better preparation**
  - Major turnarounds scheduled to enable full preparedness
  - Fitness for service evaluation enable a reliable one year extension to allow for readiness for turnarounds
- **Procurement**
  - Execute procurement excellence initiative

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 24

OPTIMIZATION George Damiris – Chief Operating Officer

HollyFrontier Corporation (NYSE: HFC) Optimization Annual EBITDA opportunity of $90 MM 26 Identifying and transporting higher valued crude oil supply to the refineries CRUDE SUPPLY TRANSPORTATION FUELS Selling the highest valued product in highest valued market Increasing production of higher valued specialty lubricant products SPECIALITY LUBRICANTS HEAVY PRODUCTS PLANNING Driving higher netbacks and growing heavy product markets Optimizing each refinery and entire refining system to maximize value BUYING HIGHER VALUE INPUTS AND CAPTURING HIGHER VALUE FOR OUR PRODUCTS PUTTING THE RIGHT MOLECULE IN THE RIGHT REFINERY OR MARKET AT THE RIGHT TIME Little or no capital investment required Driven by commercial and planning groups recognizing market opportunities HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

OPTIMIZATION PANEL Tom Creery – Vice President, Crude Supply Mark Plake –Vice President, Marketing Pat Gribbin – Vice President, Specialty Products Fred Dunbar – Senior Manager, Heavy Products Kent Bradbury – Vice President, Refinery Planning

HollyFrontier Corporation (NYSE: HFC) 28 Optimization: Permian Crude Supply Pipeline reversal between Navajo and Cushing increases optionality Allows higher quality Permian supply to El Dorado and Tulsa Optimizes supply between Navajo and Mid Continent Refineries Integrates Navajo with El Dorado and Tulsa allowing for shipments of intermediates Facilitates growth of gathering business HEP systems allow us to preserve quality of Permian Crude Preserves Permian crude quality into the Navajo refinery Allows higher quality Permian supply to El Dorado and Tulsa Developing increased supply and market flexibility HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

# Optimization: Transportation Fuels

HollyFrontier Corporation

## Increasing Mid Continent optionality

- **Increased market access out of Tulsa**
  - St. Louis and Chicago markets through the Explorer connection
  - Central Oklahoma and Texas through Wynnewood
  - Access to the Arkansas market
- **Premium product focused**
  - Increased Premium production
  - Higher value RBOB sales to St. Louis and Chicago market
  - Higher value low RVP Gasoline to Kansas City and Denver
  - Higher value Ultra Low Sulfur Kerosene to upper Midwest market
- **Opportunistic seasonal and monthly Contango storage**


Minneapolis
Sioux Falls
Omaha
Chicago
Denver
Kansas City
St. Louis
Tulsa
Rogers
Ft. Smith
Oklahoma City
Little Rock
Historic Market Access
Expanded Market Access

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 29

# Optimization: What are Specialty Lubricant Products?

HOLLYFRONTIER CORPORATION

## Unique portfolio and production flexibility contribute relatively stable margins

- High quality paraffinic, aromatic and wax products produced from consistent feedstock separated via distillation and solvent extraction
- Tulsa blends streams to produce a broad portfolio of products of various physical and chemical properties to meet customer requirements
- Market emphasis evolved away from commodity engine oils to high value-in-use, specialty applications
  - Paraffinic – specialty process oils, industrial, marine oils, greases
  - Aromatics – rubber, asphalt modifiers, carpet underlay
  - Waxes – candles, packaging, construction, waterproofing
- Generally, higher viscosity products have better margins
  - Brightstock produced from PDA gas oil
  - Supply is declining worldwide with few cost effective alternatives
- Wax is in short supply and production is declining worldwide



HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 30

HollyFrontier Corporation (NYSE: HFC) 31 Optimization: Lubes Opportunity Increase production capacity New 2nd vacuum tower PDA debottleneck Offloading rack for Tulsa East to West Gas Oil movements Increase heavier viscosity and Bright Stock production 600 viscosity Brightstock (requires PDA) Margins more than double the alternative lighter grades Creating new markets for aromatic oils Volumes +40% in 2015 Increase wax quality $0 $10 $20 $30 $40 $50 $60 $70 $80 $/ B B L p ri ce d if fe re n tia l High Viscosity and Bright Stock Value Uplift ($/BBL)* Low Visc vs Bright Stock Differential Low Visc vs High Visc Differential Increasing production of higher value products * Source: based on HollyFrontier sales data HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

# Optimization: Heavy Products

HOLLYFRONTIER CORPORATION



**UPGRADING TO HIGHER VALUE & SPECIALTY PRODUCTS**

- Higher value Pitch sales
  - Special applications
  - Sells at premium to WTI vs Gulf Coast Fuel Oil market
- Roofing Flux market
  - Target commercial and residential shingle market
  - Production meets stringent product specifications
  - Sells at premium to WTI



**PORT OF CATOOSA TERMINAL**

- Provides ability to sell higher value products
- Increased blending capability allows us to enter new markets in the Mid Continent
- Terminal provides increased market access
  - Barge and rail capability



**HOLLY ASPHALT SYNERGIES**

- Access to retail markets
- Product blending capability in New Mexico and Arizona terminals
  - Facilitate production of various grades of asphalt

**THERE IS HIGHER VALUE IN THE BOTTOM OF THE BARREL AND WE ARE CAPTURING IT**

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 32

HollyFrontier Corporation (NYSE: HFC) 33 Optimization: Planning Mid Continent Integration Tulsa has excess crude capacity El Dorado has spare downstream unit capacity Maximize profitability shipping intermediates Gas Oil shipped as LEF Aromatic extracts Raw distillate by pipeline Naphtha streams by pipeline Southwest Integration Crude pipeline reversal allows shipment of excess intermediates to El Dorado $16 $30 $0 $5 $10 $15 $20 $25 $30 $35 2015 2016 EB IT D A ($ M M ) Expected Mid Continent Integration Benefits PRIMARY DRIVER IS AROMATIC EXTRACT SHIPMENTS FROM TULSA TO EL DORADO HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

CAPITAL INVESTMENTS George Damiris – Chief Operating Officer

HollyFrontier Corporation (NYSE: HFC) 35 Capital Investments Average annual EBITDA opportunity of $365 MM LARGE CAPITAL INVESTMENTS Estimate $165 MM in annual average EBITDA El Dorado Naphtha Fractionator: Expected completion Q3 2015 Woods Cross Expansion: Expected completion Q4 2015 Cheyenne Hydrogen Plant: Expected completion Q4 2015 Large Capital Investments $165 MM Opportunity Capital Program $200 MM EBITDA OPPORTUNITY CAPITAL PROGRAM Target the execution of approximately $325 MM in growth projects between 2015-2018 generating an estimated $200 MM in annual EBITDA by the end of 2018 Investing to Drive Growth and Enhance Returns HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 $- $50 $100 $150 $200 $250 $300 $350 $400 2015 2016 2017 2018 C u m u lati ve E B IT D A ($ M M ) Planned Growth Capital Investment Program Cumulative EBITDA Capex

CAPITAL INVESTMENTS PANEL George Damiris – Chief Operating Officer Mike Wright – Vice President, Woods Cross Refinery Manager Tom Creery – Vice President, Crude Supply Paige Kester – Vice President, Corporate Development Ken Jinkerson – Senior Director, Process Engineering

HollyFrontier Corporation (NYSE: HFC) 37 Capital Investments: Woods Cross Expansion MAJOR PROCESS UNITS CRUDE SLATE (KBPD) PRODUCTION (KBPD) Unit Current (KBD) Post Expansion (KBD) Crude FCC Alky/Poly GHC DHT 30 9 3 7 9 45 18 6 15 10 Crude Current Design Flexibility Original Design 15-20 10-15 30 Sweet Wax/ Heavy Sour Total 15-20 25-30 45 15-35 10-30 45 Current Design Flexibility Original Design 19 11 30 Gasoline Diesel Total 28 14 42 26 17 43 HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) Optimization: Woods Cross Crude Supply 10 KBPD excess Express Pipeline space Invested in supply flexibility Modifications made to expansion project Canadian alternatives Ability to optimize between refineries New alternatives being developed Bakken and Guernsey HEP owns 25% of SLC Pipeline and 50% of Frontier Pipeline 38 Woods Cross Supply Wax 15 – 25 KBPD Domestic 20 – 35 KBPD Canadian 10 – 15 KBPD Total Crude Supply 45 – 75 KBPD Woods Cross expansion crude supply will be available HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

# Capital Investments: Woods Cross Expansion

**$20 – 30 MM investment to increase crude flexibility**







### CRUDE FARM FLEXIBILITY

- Piping to allow delivery of more crude via pipeline

### CRUDE TOWER FLEXIBILITY

- Piping to allow more naphtha and distillate production

### GAS OIL HYDROCRACKER

- Allows additional distillates to be hydrotreated
- Increased distillate production capacity

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 39

HollyFrontier Corporation (NYSE: HFC) 40 Capital Investments: Woods Cross Expansion Average annual EBITDA opportunity of approximately $100 MM Original Design Scope $80 MM $20 MM EBITDA Design Flexibility Expected Mechanical Completion 4Q 2015 Expected Expansion Start up Year End 2015 Expected Cost (including new design flexibility) $420-430 MM Expected Additional Scope Completion 1Q 2016 HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

# Capital Investments: Opportunity Capital

HollyFrontier Corporation

**$100 MM annual investment generating sustainable $50 MM average annual EBITDA**

## Identify projects with:

- Less than a 2 year payback period
- Approximately $50 MM capital cost or lower, majority of investments under $20 MM
- Low technology risk
- Low execution risk
- Approximately 5 projects per year
- One per refinery each year

## Centralized screening

- Analysis and prioritization across refining system to identify best opportunities

## Over 30 opportunities identified across our refining system

- 15 well-defined high probability investments in various stages of planning and execution
- Timing often driven by turnaround schedule

## Target:

- Debottleneck opportunities
- Liquid yield projects
- Cost reduction
- Enhancement of regulatory compliance spending

**CONTINUOUS DEVELOPMENT OF 5 YEAR PLAN AND NEXT OPPORTUNITIES**

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 41

# Capital Investments: Debottleneck Opportunities

HOLLYFRONTIER CORPORATION

- **Various opportunities for debottlenecking across our crude distillation and downstream conversion units exist throughout our refining system**
- **Pursue mismatches between units for upstream, downstream or quality reasons**
- **Demonstrated past success in identifying and executing debottleneck projects**
  - Tulsa PDA Unit
  - Navajo Refinery

## Tulsa PDA Debottleneck

**Increased Tulsa PDA capacity by 1,000 (BPD)**

- Additional cooling added to the propane recovery section and replaced motor on asphalt pump
- $1 MM capital invested generating $6 MM EBITDA

## Navajo Debottleneck

**Raised Navajo crude capacity from 80,000 barrels per day (BPD) to 105,000 BPD**

- Additional GHC heater and associated piping allowed for increased rate and diesel conversion unloading the FCC resulting in increased crude charge capacity
- New vacuum jets, cooling capacity, and PreFlash OH piping at Artesia Crude Vacuum section allowed for more diesel to gas oil recovery and additional crude rate
- $15 MM capital invested generating $56 MM EBITDA
  - In 2015, $4 MM capital invested generating $9 MM annual EBITDA

**FURTHER DEBOTTLENECK OPPORTUNITIES EXIST ACROSS OUR REFINING SYSTEM**

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 42

# Investing To Drive Growth And Enhance Returns
## Navajo Debottleneck

HOLLYFRONTIER CORPORATION

| | |
|---|---|
| Estimated Capex | $35 MM |
| Projected EBITDA* | $21 MM |
| Expected Completion | 2017 |

### Navajo Debottleneck

**4,000 barrels per day (BPD) Crude Unit and 4,000 BPD Distillate Hydrotreater (DHT) debottleneck by fixing ancillary fractionators**

- Expect to optimize Naphtha Hydrotreater (NHT) fractionators feed tray locations
  - Eliminates 2,000-3,000 BPD recycle to the crude unit
- Expect to add recycle compressor and heat exchange
  - Improves NHT reliability, run length and energy savings
- Expect to optimize Kerosene and Distillate fractionators
  - Eliminates 1,000 - 2,000 BPD recycle to the crude unit
- Add heat exchange and charge pump to DHT which is projected to
  - Increase DHT capacity up to 4,000 BPD
  - Save energy
  - Improve quality of diesel product

**Opportunities beyond initial scope under evaluation to potentially further debottleneck the Navajo Refinery**

** Navajo debottleneck expected EBITDA generation based on incremental crude capacity in an average five year crack spread environment*

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 43

# Investing To Drive Growth And Enhance Returns
## El Dorado Debottleneck

HollyFrontier Corporation

| | |
|---|---|
| Estimated Capex | $5 MM |
| Projected EBITDA* | $20 MM |
| Expected Completion | 2016 |

### El Dorado Debottleneck

**6,000 barrels per day (BPD) Crude Unit debottleneck**

- El Dorado could support 20,000 BPD of crude unit capacity to fill existing downstream units
- 4,000 BPD achieved in August with no investment
- Expect to achieve additional 2,000 BPD in early 2016 by addressing identified constraints
  - Upsize atmospheric bottom pump between Crude and Vacuum Tower
  - Piping improvements

**Engineering evaluation underway to identify and resolve next series of constraints potentially debottlenecking the El Dorado Refinery by additional 4,000 BPD**

** El Dorado Crude debottleneck expected EBITDA generation based on incremental crude capacity in an average five year crack spread environment*

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 44

HollyFrontier Corporation (NYSE: HFC) 45 Capital Investments: Liquid Yield Opportunities • Raised Navajo crude capacity from 80,000 barrels per day (BPD) to 105,000 BPD since 2012 Tulsa FCCU modernization opportunity Opportunity to increase conversion rates and liquid yield by 1% Expect to invest $36 MM in capital Projected annual EBITDA generation: $19 MM Expected completion: Spring 2016 Tulsa FCCU Liquid Yield Improvement Cheyenne FCCU modernization opportunity Expect to invest $8.6 MM of capital Projected annual EBITDA generation: $6 MM Expected completion: Spring 2016 FURTHER LIQUID YIELD OPPORTUNITIES EXIST ACROSS OUR REFINING SYSTEM Cheyenne FCCU Liquid Yield Improvement Various opportunities for liquid yield improvement across our downstream conversion units exist throughout our refining system Pursue opportunities to install or modernize technology Fluid Catalytic Cracking Units Cokers Reformers El Dorado FCCU Liquid Yield Improvement Improved FCCU liquid yield by 1.5% 1,000 BPD incremental liquid product Installed new feed nozzle technology and riser termination device $9 MM capital invested generating $25 MM annual EBITDA Completed: 4Q 2014 HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 46 Upgrade 2,000 barrels per day (BPD) Light Straight Run (LSR) to Gasoline Naphtha Splitter Tower separates C7 molecules from isomerization feedstock using them as reformer feedstock Improves Isomerization catalyst performance by removing C7’s from the feed C7 molecules are temporary poisons to isomerization units, prohibiting the chemical reaction from taking place Expect improved Isomerization feedstock will allow us to raise the Octane by 4 numbers Expect octane improvement will enable us to upgrade Light Straight Run (LSR) to gasoline or allow additional premium sales Investing To Drive Growth And Enhance Returns Tulsa Naphtha Splitter *Tulsa Naphtha Splitter expected EBITDA generation based on value uplift from LSR to Gasoline ** Source: Bloomberg Natural Gasoline and MidCon 85 Octane historical prices Tulsa Naphtha Splitter $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $/ga llo n Natural Gasoline vs MidCon 85 Octane Price Differential** Estimated Capex $30 MM Projected EBITDA* $17 MM Expected Completion Late 2016 HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

# Investing To Drive Growth And Enhance Returns
## El Dorado Coker Yield Improvement

HOLLYFRONTIER CORPORATION

| | |
|---|---|
| Estimated Capex | $55 MM |
| Projected EBITDA* | $28 MM |
| Expected Completion | 2018 |

### El Dorado Coker Yield Improvement

**4% El Dorado Coker Volume Yield Improvement**

- Addresses reliability, safety and regulatory concerns and generates an economic return
- Planned pressure reduction of over 20 psig on coke drums
  - Expected to result in increased light product recovery and less coke formation
- Design also expected to address environmental regulation to reduce pressure on coke drums before opening to Atmosphere
- Expected to improve reliability and safety
  - Replacing blow down systems, switch deck
  - Adding deheading interlock system

** El Dorado Coker yield improvement expected EBITDA generation based on value uplift from Coke price to Gasoline*

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 47

HollyFrontier Corporation (NYSE: HFC) 48 Our Business Plan Average Annual EBITDA Refinery Operations $245 MM Reliability $90 MM Cost $105 MM Turnaround $50 MM Optimization $90 MM Capital Investment $365 MM Large Capital $165 MM Opportunity Investments $200 MM Total $700 MM HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

BREAK

HOLLY ENERGY PARTNERS Bruce Shaw - President

HollyFrontier Corporation (NYSE: HFC) 51 Holly Energy Partners Operate a system of petroleum product and crude pipelines, storage tanks, distribution terminals and loading rack facilities located near HFC’s refining assets in high growth markets Revenues are 100% fee-based with limited commodity risk Major refiner customers have entered into long-term contracts Contracts require minimum payment obligations for volume and/or revenue commitments Over 80% of revenues tied to long term contracts and minimum commitments Earliest contract matures in 2018 (approx. 2% of total commitments) 43 consecutive quarterly distribution increases since IPO in 2004 $0 $20 $40 $60 $80 $100 $120 $140 $160 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Q4 2 0 0 4 Q3 2 0 0 5 Q2 2 0 0 6 Q1 2 0 0 7 Q4 2 0 0 7 Q3 2 0 0 8 Q2 2 0 0 9 Q1 2 0 1 0 Q4 2 0 1 0 Q3 2 0 1 1 Q2 2 0 1 2 Q1 2 0 1 3 Q4 2 0 1 3 Q3 2 0 1 4 Q2 2 0 1 5 W TI P ri ce D ist ri b u tio n Consistent Distribution Growth Despite Crude Price Volatility DPU WTI HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

# HEP Growth Drivers

HOLLY ENERGY PARTNERS

## Organic

- Southeastern New Mexico Gathering
- UNEV
- Internal initiatives
- Contractual PPI/FERC increases

## Dropdowns from HFC

- El Dorado Fractionation unit
- WX Expansion assets

## Acquisitions

- El Dorado Crude Tanks
- Frontier Crude Pipeline Interest

### DROPDOWN CONTEXT

- HEP generally has right of first refusal on all logistics assets HFC builds or acquires
- As HFC grows, HEP is positioned to benefit by partnering with HFC to build and/or acquire new assets
- Target high tax basis assets with durable cash flow characteristics that also add to HFC EBITDA

### ACQUISITION APPROACH

- Pursue logistic assets HFC is currently utilizing to create acquisition opportunities for HEP
- Leverage HFC refining footprint and commercial commitments plus HEP logistic capabilities

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 52

HollyFrontier Corporation (NYSE: HFC) 53 HEP Organic Growth * Includes volumes from 2014 Southeastern New Mexico Malaga Expansion - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2011 2012 2013 2014 2015 YTD B ar re ls Pe r D ay ( B P D ) Crude Gathering Volume Trend (BPD)* Crude system expansion benefits both HEP and HFC HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 54 HEP Operational Improvements Internal Initiatives $mm Maintenance Management Savings $ 4.5 HEP has identified a set of internal initiatives that we believe should produce approximately $ 14 million of annual incremental cashflow beginning in Project Management Improvements $ 3.0 Power Contracts & Pump Efficiency $ 1.5 Small Capital Projects $ 5.0 TOTAL $ 14.0 2016-17 HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

WEDNESDAY, SEPTEMBER 02, 2015 HollyFrontier Corporation (NYSE: HFC) HEP expected to purchase the newly constructed naphtha fractionation and hydrogen generation units at HFC’s El Dorado refinery for a total cash consideration of approximately $62.0 MM Naphtha fractionation unit has the capacity to process up to 50 kb/d of naphtha into intermediates and blending components Hydrogen generation unit has the capacity to produce up to 17 mmscf/d of hydrogen El Dorado Naphtha Fractionation Dropdown 55 HEP and HFC expected to enter into 15-year tolling agreements for each respective unit 2016 EBITDA from these tolling agreements expected to be at least $6.9 MM* Both tolling agreements will feature minimum volume commitments HFC will own all commodity inputs and outputs; HEP will take no commodity risk HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 * For historical reconciliation, please see the Holly Energy Partners 2014 10-K

HollyFrontier Corporation (NYSE: HFC) 56 Frontier Pipeline Interest Acquisition Asset Description 296 mile, 72K bpd capacity crude pipeline from Casper, WY to Frontier Station, UT At Frontier Station, connects to SLC Pipeline (PAA/HEP JV) Sources to Frontier: Express, Big Horn, local crude gathering Ultimate customers: SLC refiners Deal Highlights 50% non-operating Ownership Interest Purchase from Enbridge Estimate $6-7 mm EBITDA to HEP Effective August 31, 2015 HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) HEP Growth: Financial Impact 57 Estimated EBITDA Contribution vs 2014 ($mm) 2015 2016 2017 SE NM Crude Expansion¹ 5 5 5 UNEV Growth¹ 4 14 15 Contractual Tariff Increases⁴ 6 8 14 Internal Initiatives³ 1 7 14 El Dorado Naphtha Dropdown² 1 7 7 WX Expansion Assets³ - 15 25 El Dorado Crude Tanks¹ 3 4 4 Frontier Pipeline Interest¹ 2 6 7 TOTAL 22 66 91 1) Investments already made 2) Terms approved with closing anticipated in near future 3) Prospective growth investments that will require board and/or committee approvals 4) Assumes -3% to +3% range in PPI Finished Goods Index $400 TO $450 MM IN COMPLETED AND FUTURE PLANNED INVESTMENTS PROJECTED TO ADD APPROXIMATELY $90 MILLION IN EBITDA BY 2017 – A 42% INCREASE OVER 2014 Target 8% annual distribution growth rate HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 58 HFC GP Cash Flows $- $10.0 $20.0 $30.0 $40.0 $50.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015e Total GP Cash Flows HFC OWNERSHIP OF HEP CREATES VALUE FOR SHAREHOLDERS GP Value: $870 MM² LP Value: $771 MM³ $8.70 per HFC Share 1) Compound Annual Growth Rate 2) GP value calculated using a 20x cashflow multiple 3) LP value based on recent HEP unit price HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

FINANCIAL ROLL UP Doug Aron - CFO

HollyFrontier Corporation (NYSE: HFC) 60 Strong Track Record of Cash Returns Industry leader in returning excess cash to shareholders Committed to maintaining competitive cash yield versus peers $1 billion share repurchase authorization expected to be executed in 12 months Share repurchase potential beyond current program funded by Free Cash Flow generation and leverage *Total Cash yield includes regular dividends, special dividends and stock buybacks. Since the July 2011 merger HFC has returned approximately $3.2 billion, or approximately $16.96 per share to shareholders 5.4% 9.1% 8.4% 10.7% 0% 2% 4% 6% 8% 10% 12% 2011 2012 2013 2014 Total Cash Yield* HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 61 Disciplined Approach to Capital Allocation SUSTAINING CAPITAL Maintenance capex: $125 MM in annual sustaining maintenance Compliance capex: environmental compliance spending focused on Tier 3 gasoline and MSAT 2 standards Turnaround spending: $100 MM annual turnaround budget OPPORTUNITY CAPITAL Focus on quick hit opportunities, those with a maximum approximate capital cost of $50 MM and less than a 2 year payback period on average Expect to execute approximately $100 MM in internal investments annually M&A: buy the right assets at the right price RETURN EXCESS CASH TO SHAREHOLDERS Committed to maintaining best in class total cash yield relative to our peer group $1 B May 2015 repurchase authorization expected to be executed in 12 months HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 62 Optimize Capital Structure Investment Grade Rating Moody’s Baa3 S&P BBB- $626 million cash as of 6/30/15 $32 million outstanding debt as of 6/30/15 excludes non-recourse HEP debt Total debt to capital ratio 0.5% as of 6/30/15 Target 1x Net Debt/EBITDA (ex HEP) * Debt to Capital is calculated by taking total debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). Net Debt to Capital is calculated by taking total net debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). 10.0% 8.7% -0.6% -7.4% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2018 2017 2016 2015 Debt to Capital* Debt/Cap Net Debt/Cap HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) 63 Our Business Plan Average Annual EBITDA Refinery Operations $245 MM Reliability $90 MM Cost $105 MM Turnaround $50 MM Optimization $90 MM Capital Investment $365 MM Large Capital $165 MM Opportunity Investments $200 MM Total $700 MM HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

# Projected Consolidated Income Statement

HOLLYFRONTIER CORPORATION

## Business Improvement Plan Income Statement impact in a market neutral environment using 2014 crack spread and crude differential assumptions as a baseline

| Non-GAAP[1], ('000s) | 2014 | 2015E | 2016E | 2017E | 2018E |
|---|---|---|---|---|---|
| Gross Margin w/o LOCM | 2,542,221 | 2,754,472 | 2,901,252 | 3,018,032 | 3,161,812 |
| Operating Expenses | (1,144,940) | (1,114,940) | (1,054,940) | (1,055,940) | (1,065,940) |
| General and Administrative Expense | (114,609) | (120,000) | (121,800) | (123,627) | (125,481) |
| Operating Income before D&A | 1,282,672 | 1,519,532 | 1,724,512 | 1,838,465 | 1,970,391 |
| Depreciation and Amortization | (363,381) | (399,381) | (432,714) | (466,047) | (496,047) |
| Operating Income | 919,291 | 1,120,151 | 1,291,798 | 1,372,418 | 1,474,344 |
| Interest Expense, Net | (48,034) | (44,894) | (72,894) | (102,774) | (108,274) |
| Income before Income Taxes | 871,257 | 1,075,257 | 1,218,904 | 1,269,644 | 1,366,070 |
| Provision for Income Taxes | (297,409) | (387,093) | (438,805) | (457,072) | (491,761) |
| Minority Interest[2] | (45,036) | (45,036) | (45,036) | (45,036) | (45,036) |
| Net Income to HFC | 528,812 | 643,128 | 735,063 | 767,536 | 829,273 |
| Diluted E.P.S. w/o LOCM | $ 2.68 | $ 3.37 | $ 4.21 | $ 4.95 | $ 6.00 |
| **Estimated Total Shares Outstanding** | **197,448** | **190,761** | **174,616** | **154,978** | **138,313** |

1) 2014 actual results adjusted for Lower of Cost or Market Charge; Years 2015-2018 are estimates based on 2014 margins and crude differentials. Actual results could be materially different from this forecast.

2) Non-controlling interest was held constant as of 2014

HollyFrontier Corporation (NYSE: HFC) HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 64

HollyFrontier Corporation (NYSE: HFC) 65 Projected Cash Flow Statement 2015E 2016E 2017E 2018E Beginning Cash 1,039,265 416,969 547,268 513,882 Cash Provided by Oper. Activities 1,042,509 1,167,777 1,233,583 1,325,320 Additions to Property & Equipment (720,000) (500,000) (500,000) (450,000) Free Cash Flow 322,509 667,777 733,583 875,320 Drop-down Proceeds 62,000 200,000 200,000 200,000 Expected Repurchase of Shares (600,000) (1,000,000) (1,250,000) (950,000) Dividends (251,805) (237,478) (216,969) (199,171) Debt Repayment (155,000) - - - Expected Debt Issuance - 500,000 500,000 - Other - - - - Cash Used in Financing Activities (944,805) (537,478) (766,969) (949,171) Increase (Decrease) in Cash (622,296) 130,299 (33,386) (73,851) Ending Cash $ 416,969 $ 547,268 $ 513,882 $ 440,031 Non-GAAP¹ (‘000s) 1) Years 2015-2018 are based on 2014 margins and crude differentials. Actual results could be materially different from this forecast. HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 Business Improvement Plan Income Statement impact in a market neutral environment using 2014 crack spread and crude differential assumptions as a baseline

HollyFrontier Corporation (NYSE: HFC) 66 Summary Expected EPS growth of greater than 100% from 2014 levels Potential share repurchase of $3 billion retires more than 60 MM shares or approximately 30% of our shares outstanding at end of 2014 Assuming a 10x multiple on EPS and a $2.5 B valuation for HEP, forecasted HFC share price increases by more than 90% by the end of 2018 Consolidated Net Debt / Capitalization remains conservative at approximately 10% 2016E 2017E 2018E % Change from 2014 Cumulative Shares Repurchased (‘000s) 32,891 53,810 67,419 34% EPS¹ $ 3.78 $ 4.47 $ 5.46 104% HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 1) Refining EPS, excluding HEP contribution

HollyFrontier Corporation (NYSE: HFC) 67 Expected Share Value Growth Assumptions • HFC EBITDA increases and balance sheet management per Our Plan • HEP GP distribution growth of $10 MM p.a. from 2015-2018; GP valued at 20x cash flow • HEP LP units future value reflecting dropdowns, organic growth and higher distribution growth HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 GP Value 10% LP Value 9% Refining Value 81% GP Value 15% LP Value 10% Refining Value 75% 2014 2018

Q&A

APPENDIX

HollyFrontier Corporation (NYSE: HFC) Kent Bradbury: Vice President, Refinery Planning Kent Bradbury joined Holly in 2004. Prior to his role as VP of Planning, Kent served as a Senior Economics and Planning Engineer supporting the Navajo Refinery. Before joining the Company, Kent held various Engineering positions, and was the Manager of Economics and Planning for the Hovensa Refinery in St Croix. Kent has a B.S. in Chemical Engineering and M.S. in Engineering Management both from the University of Tennessee at Chattanooga. Participant Biographies Doug Aron: Chief Financial Officer Mr. Aron has served as Executive Vice President and Chief Financial Officer of the Company since the merger in July 2011. Mr. Aron also serves as Executive Vice President and Chief Financial Officer of HLS since July 2011. Prior to joining the Company, he was Executive Vice President and Chief Financial Officer of Frontier from 2009 until 2011. Additionally, he served as Vice President- Corporate Finance of Frontier from 2005 to 2009 and Director-Investor Relations from 2001 to 2005. Prior to joining Frontier, Mr. Aron was a lending officer for Amegy Bank. Doug has a B.A. from The University of Texas at Austin and an M.B.A. from Rice University. Tom Creery: Vice President, Crude Supply Tom Creery joined Holly in 2006. Prior to joining the Company, Tom spent 25 years working for Unocal/Chevron holding various Supply and Trading positions in Calgary, Los Angeles, Singapore and Houston. Tom graduated from the University of Calgary’s Haskayne School of Business George Damiris: Chief Operating Officer Mr. Damiris has served as Executive Vice President and Chief Operating Officer since September 2014. Prior to that, Mr. Damiris served as Senior Vice President, Supply and Marketing of the Company from January 2008 until his appointment as Executive Vice President and Chief Operating Officer. Mr. Damiris joined the Company in 2007 as Vice President, Corporate Development after an 18-year career with Koch Industries, where he was responsible for managing various refining, chemical, trading, and financial businesses. George has both a B.S. and M.B.A. from Case Western Reserve University. 70 Mike Jennings: Chief Executive Officer Mike Jennings has served as Chairman of the Board of HollyFrontier (the “Company”) since January 2013 and as Chief Executive Officer and President since the merger of Holly Corporation (“Holly”) and Frontier Oil Corporation (“Frontier”) in July 2011. Mr. Jennings has served as the Chief Executive Officer of Holly Logistic Services, L.L.C. since January 2014. Mr. Jennings served as President and Chief Executive Officer of Frontier from 2009 until the merger of Holly and Frontier in July 2011. He served as Executive Vice President and Chief Financial Officer of Frontier from 2005 until 2009. Mike has a B.A. from Dartmouth College and an M.B.A. from The University of Chicago. HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) Participant Biographies Pat Gribbin: Vice President, Specialty Products Mr. Gribbin has served as Vice President of Lubricants and Specialty Products since 2009. He has served as Vice President NK Asphalt partners since April 2014. Prior to HollyFrontier, Mr. Gribbin served in numerous commercial assignments with Sunoco, Inc., including Vice President of Sunoco Overseas, Inc. and Director, Sales & Marketing, Wholesale Products. He has over 25 years Specialty Products commercial experience. Julia Heidenreich: Vice President, Investor Relations Julia Heidenreich joined HollyFrontier in January 2012. Prior to joining, Julia worked on Wall Street in Equity Sales. Julia was a Director at CITI in San Francisco selling European Equities to domestic institutional clients from 2007 to 2011. Prior to joining CITI, Julia worked on the equity sales desk in New York City and San Francisco at Deutsche Bank. Julia received a B.A. from Tufts University. Ken Jinkerson: Senior Director, Process Engineering Ken Jinkerson joined HollyFrontier in January 2015. Ken brings 40 years of industry experience to his role at HollyFrontier. Most recently, Ken spent five years working as Plant Manager at the Milford Haven Refinery in the UK. Prior to his experience at Milford Haven, Ken was the Refinery Manager at various plants across the US and Lithuania between 2000 and 2010. Ken received a B.S. and M.S. in Chemical Engineering from the University of Missouri at Rolla. Paige Kester: Vice President, Corporate Development Paige Kester joined Frontier in 1993. He has served as VP, Corporate Development of HollyFrontier since 2013. Prior to his current role, Paige served as the VP of Planning and Optimization. Paige spent 19 years at the Cheyenne refinery and in Frontier's commercial office in Denver holding various operational and commercial roles. He holds degrees in Chemical Engineering and Mathematics from the University of Wyoming. 71 Fred Dunbar: Senior Manager, Heavy Products Fred Dunbar began working at Holly in 2003. Prior to joining Holly, Fred worked at Phillips Petroleum. Fred has held various operational and commercial positions in his 25+ years working in the industry. Fred received a BS in Chemical Engineering and Chemistry from Florida State University. HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

HollyFrontier Corporation (NYSE: HFC) Participant Biographies Michael McKee: Vice President, Refining Operations Mike McKee has served as VP, Refining Operations since 2014. Mike previously served as the Vice President and Refinery Manager for HollyFrontier’s Navajo Refinery. Prior to joining the Company in 2011, Mike worked for four years as Refinery Manager at SUNOCO’s Philadelphia refinery and over 10 years as Operations Manager for Amerada HESS, Murphy and SUNOCO Refineries. He holds a B.S. in Chemical Engineering from Cornell University along with continuing executive education from The Wharton School at the University of Pennsylvania. Mark Plake: Vice President, Marketing Mark has led HollyFrontier’s light products marketing team since the merger in July 2011. He moved into that role after serving as Vice President and Chief Operating Officer of Holly Asphalt Company headquartered in Phoenix, Arizona. Before joining Holly in 1999, Mark worked for ARCO Transportation Company and ARCO Pipe Line Company in a number of senior commercial, EH&S and legal roles. He holds both a B.S. and B.A. in Accounting and a J.D. from the University of Arkansas. Bruce Shaw: President, Holly Energy Partners L.P Bruce Shaw has served as President of HEP since November 2012. Since joining Holly in 1997, Bruce has served in several roles including Chief Financial Officer (HOC: 2008-2011, HEP: 2008-2012) and Vice President of Corporate Development (2001-2007). Prior to joining Holly, Mr. Shaw was a consultant at McKinsey & Company, a global management consulting firm. He holds a B.S. in Mechanical Engineering from Texas A&M University and an MBA from Dartmouth College’s Tuck School. Tom Shetina: Vice President, Refining Integrity Tom Shetina joined Holly in 2010 and is currently the Vice President of Refining Integrity. Tom has 34 years of industry experience, with assignments that include Operations, Maintenance, Capital Projects and Reliability Management. Before joining HollyFrontier, Tom was the VP and General Manager at the Valero McKee Refinery. His assignments also included Chevron and Motiva Enterprises. Tom has a B.S. in Mechanical Engineering from the University of Illinois at Urbana – Champaign. Jim Stump: Senior Vice President, Refining Mr. Stump has served as Senior Vice President, Refining (formerly called Senior Vice President, Refinery Operations) of the Company since the merger in July 2011. During his 21 years at Frontier, Mr. Stump held various positions, including serving as Vice President – Refining Operations for Frontier Refining and Marketing from 2009 until July 2011, and as Vice President and Refining Manager from 2002 to 2009. He holds a B.S. in Chemical Engineering from the Colorado School of Mines. Mike Wright: Vice President, Refinery Manager, Woods Cross Mike Wright has worked at the Woods Cross Refinery for 27 years. He has served as Vice President and Refinery Manager of the Woods Cross Refinery since 2013. Previously Mike served as Vice President and Project Manager for Woods Cross. Mike has held multiple leadership positions in the refinery both in Maintenance and Operations. Mike holds a B.S. in Mechanical Engineering and a Masters in Business Administration both from the University of Utah. 72 HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015

APPENDIX

HollyFrontier Corporation (NYSE: HFC) Definitions Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Refining gross margin or refinery gross margin: the difference between average net sales price and average product costs per produced barrel of refined products sold. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2014 10-K filed February 25, 2015. Net Operating Margin: the difference between refinery gross margin and refinery operating expense per barrel of produced refined products. Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2014 10-K filed February 25, 2015. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2014 10-K filed February 25, 2015. Enterprise Value: calculated as market capitalization plus minority interest, plus preferred shares, plus net-debt, less MLP debt Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. Return on Capital Employed / Return on Invested Capital: A measurement which for our purposes is calculated using Net Income divided by the sum of Total Equity and Long Term Debt. We consider ROCE to be a meaningful indicator of our financial performance, and we evaluate this metric because it measures how effectively we use the money invested in our operations. IDR: Incentive Distribution Rights BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day (barrels of capacity in a 24 hour period) of crude oil or petroleum products. MMSCFD: million standard cubic feet per day. Solvent deasphalter / residuum oil supercritical extraction (“ROSE”): a refinery unit that uses a light hydrocarbon like propane or butane to extract non-asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener. Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP’s consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of HEP’s operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP’s assets and the cash HEP is generating. HEP’s historical net income is reconciled to distributable cash flow in "Item 6. Selected Financial Data" of HEP's 2014 10-K filed February 25, 2015. HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 74

HollyFrontier Corporation (NYSE: HFC) Definitions Free Cash Flow: Calculated by taking operating cash flow and subtracting capital expenditures. RBOB: Reformulated Gasoline Blendstock for Oxygen Blending RVP: Reid vapor pressure is a common measure of how easily the fuel evaporates at a given temperature. CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. Alkylation: The reaction of propylene or butylene (olefins) with isobutane to form an iso-paraffinic gasoline (inverse of cracking). Aromatic oil: A long chain oil that is highly aromatic in nature and is used to manufacture tires and industrial rubber products and in the production of specialty asphalt. BPD: means the number of barrels per calendar day of crude oil or petroleum products. Black Wax Crude: A low sulfur, low gravity crude oil produced in the Uintah Basin in Eastern Utah that has certain characteristics that require specific facilities to transport, store and refine into transportation fuels. Catalytic Reforming: A refinery process which uses a precious metal (such as platinum) based catalyst to convert low octane naphtha to high octane gasoline blendstock and hydrogen. The hydrogen produced from the reforming process is used to desulfurize other refinery oils and is a primary source of hydrogen for the refinery. Cracking: The process of breaking down larger, heavier and more complex hydrocarbon molecules into simpler and lighter molecules. Crude oil distillation: The process of distilling vapor from liquid crudes, usually by heating, and condensing the vapor slightly above atmospheric pressure turning it back to liquid in order to purify, fractionate or form the desired products. FCC: Fluid catalytic cracking, means a refinery process that breaks down large complex hydrocarbon molecules into smaller more useful ones using a circulating bed of catalyst at relatively high temperatures. Hydrogen plant: A refinery unit that converts natural gas and steam to high purity hydrogen, which is then used in the hydrodesulfurization, hydrocracking and isomerization processes. HF Alkylation or hydrofluoric alkylation: A refinery process which combines isobutane and C3/C4 olefins using HF acid as a catalyst to make high octane gasoline blend stock. Isomerization: A refinery process for rearranging the structure of C5/C6 molecules without changing their size or chemical composition and is used to improve the octane of C5/C6 gasoline blendstocks. LPG: Liquid Petroleum Gases. Lubricant or “lube”: A solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty products for industrial applications such as heat transfer, metalworking, rubber and other general process oil. HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 75

HollyFrontier Corporation (NYSE: HFC) Definitions MSAT2: The control of hazardous air pollutants from mobile sources, a rule issued by the U.S. Environmental Protection Agency to reduce hazardous emissions from motor vehicles and motor vehicle fuels. Natural gasoline: A low octane gasoline blend stock that is purchased and used to blend with other high octane stocks produced to make various grades of gasoline. Paraffinic oil: A high paraffinic, high gravity oil produced by extracting aromatic oils and waxes from gas oil and is used in producing high-grade lubricating oils. Refinery gross margin: The difference between average net sales price and average product costs per produced barrel of refined products sold. This does not include the associated depreciation and amortization costs. Reforming: The process of converting gasoline type molecules into aromatic, higher octane gasoline blend stocks while producing hydrogen in the process. Roofing Flux: Produced from the bottom cut of crude oil and is the base oil used to make roofing shingles for the housing industry. ROSE or Solvent deasphalter / residuum oil supercritical extraction: A refinery unit that uses a light hydrocarbon like propane or butane to extract non-asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener. Sour Crude: Crude oil containing quantities of sulfur greater than 0.4 percent by weight, while “sweet crude oil” means crude oil containing quantities of sulfur equal to or less than 0.4 percent by weight. Vacuum Distillation: The process of distilling vapor from liquid crudes, usually by heating, and condensing the vapor below atmospheric pressure turning it back to a liquid in order to purify, fractionate or form the desired products. WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet synthetic and condensate diluents. WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and has a relatively low density. WTS: West Texas Sour, a medium sour crude oil. HollyFrontier Corporation: 2015 Analyst Day Thursday, September 3, 2015 76

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Julia Heidenreich, VP, Investor Relations Craig Biery, Investor Relations investors@hollyfrontier.com 214-954-6510